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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2007

CHINA PROPERTIES DEVELOPMENTS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-50637

Colorado                                                                                                                          84-1595829
(State or other jurisdiction                                                                                           (I.R.S. Employer
of incorporation)                                                                                                       Identification No.)

89 Chang’an Middle Rd.
Yangming International Tower, Flrs. 26/27
Xi’an, China
(Address of principal executive offices) (zip code)

86 29 85257560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01       Changes in Registrant’s Certifying Accountant.

          (a)         Effective as of March 19, 2007, China Properties Developments, Inc. (the “Company”) dismissed Kempisty & Company, Certified Public Accountants, P.C. (“Kempisty & Company”), as the principal independent accountants of the Company.

          For the past two fiscal years, the reports of the former independent accountants, Kempisty & Company, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

          During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

          The Company has requested Kempisty & Company to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter, dated March 19, 2007, is filed as Exhibit 16.1 to this Form 8-K.

          (b)         Effective as of March 19, 2007, the Company engaged The Hanlin Moss Group, P.S., 1411 Fourth Avenue, Suite 410, Seattle, Washington 98101, as its principal independent accountants to audit the financial statements of the Company.  The change in the Company’s independent accountants was approved by the Company’s Board of Directors.

          During the Company’s two most recent fiscal years, and any subsequent period prior to engaging  The Hanlin Moss Group, P.S., neither the Company nor, to the best of the Company’s knowledge, anyone acting on the Company’s behalf, consulted The Hanlin Moss Group, P.S. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-B).

Item 9.01       Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:                                                                                                 Page

           16.1            Letter re change in certifying accountant                       4

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      CHINA PROPERTIES DEVELOPMENTS, INC.
                                                                                      (Registrant)

Dated:    March 19, 2007                                     By:      /s/ Shuo (Steven) Lou
                                                                                       Name:   Shuo (Steven) Lou
                                                                                       Title:      Chief Financial Officer